Risk Management and Fair Values (Details) - USD ($)	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Risk Management and Fair Values [Abstract]
Total borrowing	$ 1,075,084	$ 1,092,785
Less: cash and cash equivalents	20,620,478	21,026,103	$ 26,050,456	$ 24,576,341
Net debt	(19,545,394)	(19,933,320)
Total equity	54,444,386	54,301,321	$ 74,027,195	$ 83,402,126
Total capital	$ 35,507,704	$ 34,368,001
Gearing ratio	(36.00%)	(37.00%)